SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 29, 1995


                            Wellco Enterprises, Inc.
             (Exact name of registrant as specified in its charter)



North Carolina          1-5555                         56-0769274
(State or other
jurisdiction of  (Commission File Number)      (IRS Employer Identification No.)
incorporation)


150 Westwood Circle, Waynesville, North Carolina                          28786
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code: 704-456-3545


                            Not applicable
(Former name or former address, if changed since last report)













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Item 1. Change in Control of Registrant.

On December 29, 1995, the Registrant repurchased 510,424 shares of its common stock beneficially owned by Coronet Insurance Company (Coronet) and its affiliates. This represented 57.69% of the total outstanding shares (884,806) of the Registrant. After this repurchase, the Registrant has 374,382 total shares outstanding. The largest owner of these remaining shares is Mr. J. T. Emerson who has, for many years, owned a total of 139,712 shares, now representing 37.32% of the total outstanding. After this repurchase Coronet continues to hold 26,000 shares of the Registrant representing 6.94% of the total outstanding.

The 510,424 shares were purchased for a cash payment of $5,460,205 and 400,000 shares of the common stock of Alba-Waldensian, Inc. (Alba) owned by the Registrant. These 400,000 shares represent 21.5% of the total outstanding shares of Alba and were all of the Alba shares owned by the Registrant.

Funds for the $5,460,205 cash payment came from a $4,500,000 ninety-day loan from First Union National Bank and existing monies of the Registrant. Monies from the sale of equity securities owned by the Registrant will be used to repay the bank loan.

The related Stock Repurchase Agreement provides that for a period of ten years Coronet and its affiliates will not acquire direct or indirect beneficial ownership of any of the Registrant's common stock exceeding 20% of the common stock outstanding at any time. During this ten year period, Coronet has appointed the Board of Directors of the Company as its attorney-in-fact and proxy for voting all shares owned by Coronet.

Effective with the consummation of the Stock Repurchase Agreement, Registrant's Directors Clyde Wm. Engle, Lee N. Mortenson and James M. Fawcett, Jr. resigned, representing three of the Registrant's nine directorships. Mr. Mortenson and Mr. Engle are affiliated with Coronet and Mr. Fawcett may be deemed to be affiliated with Mr. Engle. The Registrant's Board is expected to take action to fill these three vacant directorships, and it is expected that Mr. Emerson, an associate of Mr. Emerson and David Lutz, Secretary/Treasurer of the Registrant, will be appointed to fill these vacancies until the 1996 Annual Meeting of the Registrant's shareholders to be held in November, 1996.

The 510,424 shares repurchased were pledged as security for a bank loan to Coronet. With the consummation of this repurchase, this pledge is removed. The Registrant is not aware of any pledge by any person of it's common stock which may at a subsequent date result in a change in control of the Registrant.
Item 2. Disposition of Assets.

Item 1 of this Form 8-K gives certain information required by Item 2 relating to an exchange of 400,000 shares of the common stock of Alba-Waldensian, Inc. owned by the Registrant and a cash payment of $5,460,205 for 510,424 shares of the Registrant's common stock.

The total price to be paid for the 510,424 shares ($10,346,753) was determined by negotiation and confirmed by a fairness opinion of an investment banking firm. The 400,000 shares of Alba were valued and applied against this price at $4,886,548, resulting in the cash payment of $5,460,205. The market value of Alba common stock at December 29, 1995 was $7.625 per share, with the total market value of these shares being $3,050,000. In addition, the Stock Repurchase Agreement provides for the possibility of additional cash payments, not to exceed a maximum total of $1,531,272, payable only out of the cumulative net income of the Registrant above $400,000 for the six fiscal year's of the Registrant starting with the 1997 fiscal year which begins June 30, 1996.

The affiliates of Coronet, as identified by the Stock Repurchase Agreement, are:
Wellco Holdings Company; National Assurance Indemnity Company; Normandy Insurance Agency; Sunstates Corporation; Wisconsin Real Estate Investment Fund; Hickory Furniture Company; Telco Capital Corporation; RDIS Corporation; and Clyde Wm. Engle.

Prior to this exchange, Coronet and its affiliates were the beneficial owners of 60.63% (536,424 shares) of the total outstanding stock of the registrant. In addition, four of the Registrant's nine Directors (Clyde Wm.

                                       -1-

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Engle, Lee N. Mortenson,  James M. Fawcett,  Jr. and William D. Schubert) may be
deemed to be affiliated with Coronet and its affiliates through equity ownership, their position as officers and/or directors of Coronet and its affiliates or through other relationships.

Item 7. Financial Statements and Exhibits.

(b) Pro Forma Financial Information:

On December 29, 1995, the Registrant repurchased 510,424 shares of its common stock beneficially owned Coronet Insurance Company (Coronet) and its affiliates. The 510,424 shares were purchased for a cash payment of $5,460,205 and 400,000 shares of the common stock of Alba-Waldensian, Inc. (Alba) owned by the Registrant. Funds for the $5,460,205 cash payment came from a $4,500,000 ninety-day loan from First Union National Bank and existing monies of the Registrant. Monies from the sale of equity securities owned by the Registrant will be used to repay the bank loan. In addition, the Stock Repurchase Agreement provides for the possibility of additional cash payments, not to exceed a maximum total of $1,531,272, payable only out of the cumulative net income of the Registrant above $400,000 for the six fiscal year's of the Registrant starting with the 1997 fiscal year which begins June 30, 1996.

The following pro forma consolidated financial statements are filed with this Form 8-K:

Consolidated Balance Sheet as of September 30, 1995 (page 5 of this Form 8-K-This statement reflects the historical amounts and the pro forma adjustments to reflect the repurchase of the Registrant's shares. Since the ninety-day loan will be repaid from the sale of equity securities, the pro forma also reflects the sale of these securities.

Consolidated Statement of Operations for the Fiscal Year Ended July 1, 1995 (page 6 of this Form 8-K)- This statement reflects the historical amounts and the pro forma adjustments reflecting reduced interest, dividend and investment income as if the purchase of the Registrant's shares and the sale of equity securities had occurred at the beginning of this fiscal year. It also excludes the equity in earnings of affiliate (Alba). The pro forma does not reflect a nonrecurring charge and credit resulting from the transaction.

Consolidated Statement of Operations for the Fiscal Three Months Ended September 30, 1995 (page 7 of this Form 8-K)- This statement reflects the historical amounts and the pro forma adjustments reflecting reduced interest, dividend and investment income resulting from not having an investment in marketable securities.

Excluded from the pro forma Consolidated Statements of Operations is a nonrecurring net credit, estimated to be $395,000, after income taxes of $203,000, that will be be included in the Registrant's Statements of Operations within the twelve months succeeding the transaction. This credit will result from the sale of marketable securities and the exchange of Alba shares for those of the Registrant.

(b) Exhibits:

Exhibit 10-Material Contracts: Attached as Exhibit 10 is the Stock Repurchase Agreement between the Registrant and The Coronet Group.


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Signature:
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
January 12, 1995




Wellco Enterprises, Inc.
(Registrant)


    /s/ David Lutz
By: David Lutz, Secretary/Treasurer



                                      -3-
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INDEX TO PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

DESCRIPTION                                                             PAGE NO.
Pro Forma Consolidated Balance Sheet as of September 30, 1995               5
Pro Forma Consolidated Statements of Operations for the Fiscal Year
Ended July 1, 1995                                                          6
Pro Forma Consolidated Statement of Operations for the Fiscal Three
Months Ended September 30, 1995                                             7
Exhibit 10-Stock Repurchase Agreement                                      8-14

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


WELLCO ENTERPRISES, INC.
PROFORMA CONSOLIDATED BALANCE SHEET
IN THOUSANDS
AS OF SEPTEMBER 30, 1995

                                                                                Historical
                                                                             September 30,            Pro Forma
                                                                                      1995          Adjustments            Pro Forma

CURRENT ASSETS:
Cash ................................................................              $ 2,346              $  (310)(A)          $ 2,036
Marketable securities, current ......................................                  996                 (996)(B)                0
Receivables .........................................................                3,615                                     3,615
Inventories .........................................................                3,916                                     3,916
Deferred taxes and prepaid expenses .................................                  389                                       389
                                                                                   -------                                    ------
Total Current Assets ................................................               11,262                                     9,956
Marketable securities, non-current ..................................                4,251               (4,251)(B)                0
Investment in affiliate .............................................                5,407               (5,407)(C)                0
Property, plant and equipment, net ..................................                1,214                                     1,214
Intangible assets ..................................................                  870                                       870
                                                                                    ------                                    ------
Total assets ........................................................               23,004                                    12,040

CURRENT LIABILITIES:
Short-term borrowing from bank ......................................                   20                                        20
Accounts payable ....................................................                1,827                                     1,827
Accrued liabilities .................................................                1,210                  538 (D)            1,748
                                                                                    ------               ------               ------
Total Current Liabilities ...........................................                3,057                                     3,595
Note payable ........................................................                                       521 (E)              521
Other long-term liabilities .........................................                2,035                 (748)(F)            1,287
Stockholders'Equity:
   Common stock .....................................................                  885                 (510)(G)              375
   Other stockholders equity ........................................               17,027              (10,765)(G)            6,262
                                                                                    ------                                     -----
   Total Stockholders' Equity .......................................               17,912                                     6,637
Total liabilities and stockholders' equity ..........................              $23,004                                   $12,040
                                                                                   =======                                   =======

(A) Net reduction in cash from purchase of Registrant's stock, net of cash from sale of marketable securities.
(B)  Sale of marketable securities.
(C)  Shares of  affiliate  paid as part of purchase of  Registrant's  stock.
(D)  Increase in income tax liability.
(E) Note payable arising from increase in purchase price based, on estimated future profits.
(F) Net reduction in deferred taxes from sale of marketable securities and exchange of shares in affiliate.
(G) Net reduction in stockholders equity.


WELLCO ENTERPRISES, INC.
PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
IN THOUSANDS EXCEPT FOR SHARES AND PER SHARE
FISCAL YEAR ENDED JULY 1, 1995


                                                                            Historical
                                                                               July 1,              Pro Forma
                                                                                  1995            Adjustments              Pro Forma

Revenues ......................................................               $ 18,003                                      $ 18,003
Costs and expenses ............................................                 17,324                                        17,324
Dividend and interest income ..................................                    446                   (426)(A)                 20
Net investment income .........................................                     18                    (18)(A)                  0
Income before equity in
   earnings of affiliate ......................................                  1,143                                           699
Interest expense ..............................................                                            89 (B)                 89
Equity in earnings of affiliate ...............................                     69                    (69)(C)                  0
Income before income taxes ....................................                  1,212                                           610
Provision for income taxes ....................................                    243                   (103)(D)                140
Net income ....................................................               $    969                                      $    470

Weighted average number
   of shares outstanding ......................................                884,806               (510,424)               374,382

Net income per share ..........................................               $   1.10                                      $   1.26

BASIS OF ADJUSTMENTS:
The sale of marketable securities to pay for the purchase of the Registrant's common stock will reduce its funds available for earning interest, dividends and investment income. In addition, the registrant will not be recording its equity in the earnings and profits of its affiliate whose common shares were exchanged as part of the total consideration for the Registrant's common stock. This pro forma assumes that the reduced available funds occurred at the start of this fiscal year and that its investment in affiliate did not exist during the year. The pro forma does not reflect a nonrecurring charge and credit resulting from the transaction.
(A) Lower income from interest, dividends and investments.
(B) Imputed interest on note payable arising from increase in purchase price, based on estimated future profits.
(C) Assumes investment in affiliate did not exist.
(D) Lower tax provision on lower income.


WELLCO ENTERPRISES, INC.
PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
IN THOUSANDS EXCEPT FOR SHARES AND PER SHARE
FISCAL THREE MONTHS ENDED SEPTEMBER 30, 1995


                                                                      Historical
                                                                   September 30,            Pro Forma
                                                                            1995          Adjustments               Pro Forma

Revenues .....................................................         $  4,378                                       $ 4,378
Costs and expenses ...........................................            4,423                                         4,423
Dividend and interest income .................................               88               (83)(A)                       5
Net investment income ........................................               18               (18)(A)                       0
Interest expense .............................................                                 17 (B)                      17
Income (loss) before equity in
   earnings of affiliate .....................................               61                                           (57)
Equity in earnings of affiliate ..............................             (122)              122 (C)                       0
Loss  before income taxes ....................................                                (61)                        (57)
Provision for income taxes ...................................               10                (3)(D)                       7
Net loss .....................................................             $(71)                                         $(64)

Weighted average number
   of shares outstanding .....................................          884,806           -510,424                    374,382

Net loss per share ...........................................           $(0.08)                                       $(0.17)

BASIS OF ADJUSTMENTS:
The sale of marketable securities to pay for the purchase of the Registrant's common stock will reduce its funds available for earning interest, dividends and investment income. In addition, the registrant will not be recording its equity in the earnings and profits (losses) of its affiliate whose common shares were exchanged as part of the total consideration for the Registrant's common stock. This pro forma assumes that the reduced available funds occurred at the start of this period and that its investment in affiliate did not exist during the fiscal period.

(A)  Lower income from interest, dividends and investments.
(B) Imputed interest on note payable arising from increase in purchase price, based on estimated future profits.
(C)  Assumes investment in affiliate did not exist.
(D)  Lower tax provision on lower income.


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